Subsequent Events (Details Narrative) (10K) - Note Purchase Agreement [Member] - Convertible Note [Member] - Subsequent Event [Member]	Feb. 10, 2017 USD ($) $ / shares
Convertible debt	$ 1,000,000
Convertible note maturity date	Dec. 31, 2017
Debt instruments interest rate percentage	8.50%
Debt instruments conversion price per share | $ / shares	$ 1.00
Minimum expected gross proceeds from convertible debt	$ 5,000,000